UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
April 20, 2004

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue,
Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500

(Registrant’s telephone number)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

On April 20, 2004, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1, reporting its results for its second quarter of fiscal 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Date: April 20, 2004	By:	/s/ Michael C. Keefe

	Title: Name:	Michael C. Keefe Managing Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release issued by Lucent Technologies Inc. on April 20, 2004, reporting its results for its second quarter of fiscal 2004.